SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

30.  SUBSEQUENT EVENTS

Dividends Declared

On February 13, 2020, Agnico Eagle announced that the Board approved the payment of a quarterly cash dividend of $0.20 per common share (a total value of approximately $47.5 million), payable on March 16, 2020 to holders of record of the common shares of the Company on February 28, 2020.

Impact of COVID-19 on the Company’s operations

In response to the order by the Government of Quebec, issued on March 23, 2020 (the "Order") to close all non-essential businesses in response to the COVID-19 pandemic, the Company took steps to ramp down its operations in the Abitibi region of Quebec (the LaRonde, LaRonde Zone 5, Goldex and Canadian Malartic mines) in an orderly fashion while ensuring the safety of employees and the sustainability of the infrastructure. Each of these operations are in process of being placed on care and maintenance until April 13, 2020, and, as instructed, minimal work will take place during that time. The Company is also reducing activities at the Meliadine mine and Meadowbank Complex in Nunavut, which are currently serviced out of Quebec. Further, the Company announced that exploration activities in Canada will be suspended until April 13, 2020. The duration of the suspension of operations under the Order may be extended.

There are significant uncertainties with respect to future developments and impact to the Company related to the COVID-19 pandemic, including the duration, severity and scope of the outbreak and the measures taken by governments and businesses to contain the pandemic. As a cautionary measure given the current uncertainty, in March 2020 the Company drew down $1.0 billion on its $1.2 billion Credit Facility.